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                               THE PILLAR FUNDS

                       Supplement dated September 8, 2000
          to Statement of Additional Information dated April 30, 2000

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information ("SAI") and should be read in conjunction with the SAI.

The paragraph numbered "6" on page S-42 in the section entitled "INVESTMENT LIMITATIONS" of the SAI should be removed and replaced with the following:

Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions; provided that the Balanced Fund, Equity Growth Fund, Equity Income Fund, Equity Value Fund, Mid Cap Fund and International Equity Fund may make short sales of securities "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act and may maintain a short position.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.